SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:    May 15, 2003

MEDIACOM BROADBAND LLC

MEDIACOM BROADBAND CORPORATION

(Exact name of Registrants as specified in their charter)

Delaware Delaware (State or other jurisdiction of incorporation or organization)	333-72440 333-72440-01 (Commission File Number)	06-1615412 06-1630167 (IRS Employer Identification No.)

100 Crystal Run Road

Middletown, New York 10941

(Address of principal executive offices)

Registrants’ telephone number:    (845) 695-2600

Item 9.    Regulation FD Disclosure.

(a)	Certification of Quarterly Report by Chief Executive Officer of Mediacom Broadband LLC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mediacom Broadband LLC (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rocco B. Commisso, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2003	By:	/S/ ROCCO B. COMMISSO

Rocco B. Commisso Chief Executive Officer

(b)	Certification of Quarterly Report by Chief Executive Officer of Mediacom Broadband Corporation.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mediacom Broadband Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rocco B. Commisso, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2003	By:	/S/ ROCCO B. COMMISSO

Rocco B. Commisso Chief Executive Officer

(c)	Certification of Quarterly Report by Chief Financial Officer of Mediacom Broadband LLC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mediacom Broadband LLC (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark E. Stephan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2003	By:	/S/ MARK E. STEPHAN

Mark E. Stephan Chief Financial Officer

(d)	Certification of Quarterly Report by Chief Financial Officer of Mediacom Broadband Corporation.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mediacom Broadband Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark E. Stephan, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2003	By:	/S/ MARK E. STEPHAN

Mark E. Stephan Principal Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mediacom Broadband LLC (Registrant)

Date: May 15, 2003	By:	/S/ MARK STEPHAN

Mark Stephan Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mediacom Broadband Corporation (Registrant)

Date: May 15, 2003	By:	/S/ MARK STEPHAN

Mark Stephan Treasurer and Secretary (Principal Financial Officer)